Exhibit 10-c

               AMENDMENT 2 TO CREDIT AGREEMENT

     This Amendment 2 to Credit Agreement (the "Amendment") is entered into as of June 4, 2001, by and between KLT
Telecom Inc. (the "Lender") and Digital Teleport, Inc. (the
"Borrower").

     Whereas, Lender and Borrower have entered into a certain Credit Agreement dated as of February 21, 2001, providing for revolving credit loans of up to $25 million in the aggregate, which was amended by Amendment 1 dated as of April 30, 2001, to provide, among other things, an increase in the available commitment to $35 million (as so amended, the "Credit Agreement"), and

     Whereas, Borrower has requested to increase the maximum borrowing amount under the Credit Agreement, and Lender is willing to increase such amount on the terms and conditions herein.

         Therefore, in consideration of the of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to such terms in the Credit Agreement.

2. The definition of "Commitment" in Article I of the Credit Agreement is amended in its entirety to read as follows:

          "Commitment" means the obligation of the Lender to make Loans not exceeding Forty Five Million Dollars
     ($45,000,000.00) in aggregate principal amount at any time outstanding.

3. This Amendment shall take effect on the last to occur of (i) the execution and delivery of this Amendment by Borrower and Lender, and (ii) Lender executing and delivering to Borrower a Second Amended and Restated Demand
Promissory Note, in the form attached hereto as Exhibit A.

4. To induce the Lender to enter into this Amendment, the Borrower represents and warrants that:

     (a)  The representations and warranties set forth in
Article IV of the Credit Agreement are true, correct and complete on the date hereof as if made on and as of the dated hereof.

     (b)  No Default exists on the date hereof.

5. The Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

In witness whereof, Lender and Borrower have executed this Amendment as of the date first above written.

                   Digital Teleport, Inc.

                   By:           /s/ Gary W. Douglass

                   Name:         Gary W. Douglass

                   Title:        Senior Vice President
                                 and Chief Financial
                                 Officer

                   8112 Maryland Avenue, Suite 400
                   St. Louis, MO 63105

                   Telecopier:   (314) 253-1999


                   KLT Telecom Inc.

                   By:           /s/ Mark Schroeder

                   Name:         Mark Schroeder

                   Title:        Vice President

                   10740 Nall, Suite 230
                   Overland Park, KS 66211

                   Telecopier:   (913) 967-4340